ADDENDUM TO LEASE AGREEMENT





This Addendum to Lease Agreement is made this 23rd day of September, 1996, to that certain Agreement of Lease, dated the 22nd day of July, 1996, by and between Tampa 1 Associates, Ltd., a Florida corporation, (the "Landlord") and Affinity Entertainment, Inc., a Florida corporation, (the "Tenant") for office space commonly known as Palm Lake Phase I (the "Lease").

WHEREAS, Tenant wished to extend the commencement date of the Lease from September 1, 1996 to October 1, 1996;

WHEREAS, Landlord is willing to extend the commencement of the Lease to October 1, 1996; and

WHEREAS, the parties wish to reduce their agreement concerning the Lease to writing.

NOW THEREFORE, in consideration of the foregoing premises and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged by the parties, the parties hereby agree as follows:

     1. The above and foregoing recitals are true and correct and are incorporated herein by reference.

     2. The commencement date under the Lease is hereby extended to begin October 1, 1996.

     3. The Lease shall remain in full force and effect, except as otherwise modified in this Addendum. In the event of any conflict between this Addendum and the Lease, the provisions of this Addendum shall control.


      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the execution date shown below their respective signature.



   WITNESSES:                                      LANDLORD:

                                                   TAMPA 1 ASSOCIATES, LTD.

                                              By:  SONGY PARTNERS LIMITED
                                                 -------------------------------
                                              Its: General Partner

                                              By:  SPL FLORIDA, INC.
                                                 -------------------------------
                                              Its: General Partner

/s/ Sondra J. Sobal                           By:  /s/ David B. Songy
---------------------------                      -------------------------------

                                              Its:  President
---------------------------                       ------------------------------



Executed by Landlord on the 27 day of September, 199___.



WITNESSES:                                          TENANT:

                                                    AFFINITY ENTERTAINMENT, INC.

/s/ C. Sue McCammon                           By: /s/ William J. Busso
---------------------------                      -------------------------------

                                              Its:  President
---------------------------                       ------------------------------



Executed by Landlord on the 23rd day of September, 199___.

                                LEASE AGREEMENT





         THIS  LEASE  made this 22 day of July , 1996 , by and  between  TAMPA I
ASSOCIATES,LTD.,   a  Florida  limited  partnership   ("Landlord"  and  AFFINITY
ENTERTAINMENT, INC., a Delaware corporation (Tenant ).



                                   WITNESSETH:



                                    ARTICLE I
                                 Demise and Use
                                 --------------



         l.1 Upon the terms and conditions hereinafter set forth, Landlord does hereby demise and lease to Tenant, and Tenant does hereby hire and take from Landlord, the premises as described in Exhibit A attached hereto and made a part hereof, consisting of approximately 5,674 rentable square feet on the 3rd Floor, Suite 370, in the Building (hereinafter defined) erected on land (hereinafter referred to as the "Land") located in the City of Tampa and County of Hillsborough, State of Florida, the Land being more particularly described in Exhibit B attached hereto and made a part hereof. No easement for light or air is included in the Demised Premises.

         1.2 Except as otherwise expressly provided in this Lease, all the outside walls of the Demised Premises (as hereinafter defined) are expressly reserved to Landlord, and access to any space in the Demised Premises used for shafts, stacks, pipes, conduits, ducts, electricity or other utilities, sinks or other building facilities, and the use thereof as well as access thereto through the Demised Premises for the purpose of operation, maintenance, decoration and repair, shall be made available to Landlord in a manner consistent with Article XIX, below.

         1.3 Tenant may use the Demised Premises for its offices and for the conduct of general business activities, which uses shall be consistent and compatible with the general occupancy and character of the Building, and for no other purpose.

         1.4 Nothing in this Lease shall be deemed to constitute Tenant as a partner or an associate in business with Landlord, or responsible in any way for the business of Landlord. Tenant shall have no control over or responsibility for employees of Landlord.



                                   ARTICLE II
                                   Definitions
                                   -----------


         2.1 The following terms shall, for all purposes of this Lease, have the meanings herein specified unless the context otherwise requires. This Article shall not be construed to limit the general applicability of terms elsewhere defined in this Lease.

         2.2 "Additional Rents" shall mean those amounts, other than Annual Base Rental as set forth in Section 5.1 of this Lease, payable by Tenant to Landlord in connection with this Lease, including but not limited to Operating Expense Differential pursuant to Section 6. 1, cost of alterations pursuant to Section
8. 10, cost of electricity pursuant to Article XVIII, cost of extraordinary services pursuant to Article XXII, and any other amounts payable by Tenant to Landlord pursuant to the terms hereof.

         2.3 "Building" shall mean the office building consisting of not less than three (3) stories including ground floor, parking garage, and all other improvements erected by Landlord at Landlord's expense, and located on the Land.


         2.4 "Commencement Date" shall mean SEPTEMBER 1, 1996.

         2.5 "Demised Premises" shall mean the space described in Exhibit A and referred to in Section 1.1 of this Lease.

         2.6 "Security Deposit" means the sum of SEVEN THOUSAND EIGHT HUNDRED ONE and 75/100 DOLLARS ($7,801.75) to be deposited with Landlord at the time of execution hereof.

         2.7 "Holidays" shall mean those days celebrated each calendar year as New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or other national legal holidays.

         2.8 "Lease" shall mean this instrument.

         2.9 "Normal Business Hours" shall mean from 8:00 a.m. to 6:00 p.m. weekdays and 8:00 a.m. to 1:00 p.m. Saturdays (Sundays and Holidays excepted).

         2.10 "Rentable Area of Tenant" shall mean the total number of square feet of rentable area of the Demised Premises, which Demised Premises are as set forth in Exhibit A hereto.

         2.11 "Rentable Area of Building" shall mean the total number of square feet of rentable area on all floors of the Building measured.

         2.12 "Land" shall mean that area described in Exhibit B and referred to in Section 1. 1 of this Lease.

         2.13 "Term" shall mean the period described in Section 3. 1.


                                   ARTICLE III
                                      Term
                                      ----


         3.1 The Term of this Lease shall be THREE (3) years commencing on the Commencement Date and ending, unless sooner terminated, at Midnight on the last day of the last full calendar month thereafter, Promptly after the Commencement Date, Landlord and Tenant will execute an agreement in recordable form (hereinafter referred to as the "Commencement Date Agreement") stating, among other things, the commencement and expiration dates of this Lease and the Annual Base Rent.


                                   ARTICLE IV
                              INTENTIONALLY OMITTED
                              ---------------------


                                    ARTICLE V
                                Annual Base Rent
                                ----------------

         5.1 Tenant agrees to pay to Landlord for the use of the Demised Premises, from and after the Commencement Date, in lawful money of the United States, a base annual rental (hereinafter "Annual Base Rent") in the sum of NINETY-THREE THOUSAND SIX HUNDRED TWENTY-ONE And 00/100 DOLLARS ($93,621.00) for the first Lease year. Thereafter the Annual Base Rent shall increase to NINETY-SIX THOUSAND, FOUR HUNDRED FIFTY EIGHT And 00/100 DOLLARS ($96,458.00) for the second Lease Year and to NINETY-NINE THOUSAND TWO HUNDRED NINETY-FIVE And 00/100 DOLLARS ($99,295.00) for the third Lease Year. Such Annual Base Rent shall be payable in equal monthly installments in advance on the first day of each calendar month throughout each such respective twelve (12) month period. Payments of Annual Base Rent and Additional Rent shall be delinquent if not paid to Landlord by the fifth (5th) day of any calendar month ("Delinquent Payments"). Delinquent Payments shall be subject to a late charge of five percent (5%) of such Delinquent Payment. Tenant acknowledges that the late charge is liquidated damages and to defray Landlord's administrative cost's. All payments shall be made at the office of the Landlord or at such other place as may, from time to time, be designated by the Landlord in accordance with the provisions of Article XXIX and shall be made without any set off or counterclaim whatsoever.

         5.2 If the Commencement Date is not on the first day of the month, or the Lease termination date is not the last day of the month, a prorated installment of Annual Base Rent and any Additional Rent herein provided for shall be paid to Landlord at the then current rate for the fractional month during which the Commencement Date and/or termination date occurs.

         5.3 Tenant agrees to pay or cause to be paid, before delinquency, any and all sales, privilege or rental taxes (now or hereafter), required by any governmental body on all Base Rent and Additional Rent hereunder.


                                   ARTICLE VI
                               Adjustment of Rent
                               ------------------


         6.1 If, in any calendar year or partial calendar year during the Term hereof, the Operating Expenses, as hereinafter defined, of the Building should exceed SIX AND ONE-HALF Dollars ($6.50) per rentable square foot of Rentable Area of Building (such excess being hereinafter referred to as the "Operating Expense Differential"), then, as Additional Rent for that year or partial calendar year, Tenant shall pay for each square foot of Rentable Area of Tenant an amount equal to the Operating Expense Differential, all in accordance with the terms herein.

         6.2 At the commencement of this Lease and at or prior to the commencement of any calendar year during the Term hereof, Landlord may deliver to Tenant a written estimate of any such Operating Expense Differential (such estimate being hereinafter referred to as "Estimated Operating Expense Differential") which may be due hereunder during the year in which this Lease commences and for any such succeeding year as the case may be, whereupon the monthly rental for such full or partial calendar year shall be increased by 1/12 of the amount of the Estimated Operating Expense Differential of such year.

         6.3 Statements showing the actual Operating Expenses of the Building and Tenant's share thereof (hereinafter referred to as "Statement of Actual Adjustment") shall be delivered by landlord to Tenant within a reasonable period of time after the end of any calendar year in which Estimated Operating Expense Differential was paid by Tenant or due to Landlord under the provisions hereof. Within thirty (30) days after the delivery by Landlord to Tenant of such Statement of Actual Adjustment, Tenant shall pay to Landlord the amount by which the actual adjustment exceeds the amount paid by Tenant as Estimated Operating Expense Differential during said previous calendar year, or Landlord shall credit to Tenant the amount by which the Estimated Operating Expense Differential exceeded the Statement of Actual Adjustment.

         6.4 The computations set forth in this Article shall be made on a calendar year basis, except if this Lease commences on a day other than the first day of a calendar year or terminates on a day other than the last day of a calendar year, in which event the computations shall be made on the basis of the proportion that the number of days that this Lease was in effect for such calendar year bears to 365.

         6.5 For the purpose of this Lease, Operating Expenses shall mean any and all costs paid or incurred in a calendar year in connection with the operation, servicing, maintenance and repair of the Building determined in accordance with generally accepted accounting principles consistently applied (on an accrual basis) which shall include, but not be limited to, the following:



         (a) All real estate taxes, assessments, governmental levies, county taxes or any other governmental charge ordinary or extraordinary, unforeseen as well as foreseen, of any kind or nature whatsoever which are or may be assessed or imposed upon the Building or Land under the laws of the United States, the State of Florida, the County of Hillsborough, the City of Tampa or any other political subdivision of any of the same as a substitute in whole or in part for taxes payable or hereinafter imposed on the Land or Building or resulting from or due to any change in method of taxation, or reappraisal or revaluation due to or resulting from any sale or refinancing of the Building or any interest therein, but excluding any income, franchise excise, corporation, estate, inheritance, succession, capital stock or transfer tax levied on Landlord to the extent that it is not a substitute in whole or in part for real estate taxes.

         (b) Compensation provided in the form of wages, salaries and such other compensation and benefits (including insurance, welfare, retirement, vacation, holiday, sick pay and other fringe benefits), as well as any adjustment thereto, for the following classes of employees, employees of agents, or agents of Landlord performing services rendered in connection with the management, operation and maintenance of the building:

         (i) property manager of the Building;

         (ii)  clerical and accounting staff;

         (iii) window cleaners, porters, janitors, cleaners, dusters, sidewalk shovelers, and miscellaneous handymen;

         (iv)  watchmen,   gardeners,   caretakers,   and  persons   engaged  in
               patrolling and protecting the Building;

         (v) engineers, firemen, mechanics, electricians, plumbers and persons engaged in the operating and maintenance of the heating, air conditioning, ventilating, plumbing, electrical and elevator systems of the.Building; and

         (vi) carpenters, plasterers, painters, and other persons engaged in connection with the management, operation and maintenance of the Building.



         (c) The uniforms of employees specified in subdivision (b) above and the cleaning, pressing and replacement thereof.

         (d) Payroll taxes, including federal and state employment taxes and social security taxes and any other such taxes that may exist or be created, payable in connection with the employment of any of the employees specified in subdivision (b) above.

         (e) Premiums and other charges incurred by Landlord with respect to the following insurance on employees specified in subdivision (b) above, and on the Building and if Landlord elects to self-insure some or all of the risks as would normally be covered by a reasonably prudent operator, an amount deemed to be equal to the amount which would have been incurred if insurance had been purchased;

         (i) fire, extended coverage, and special extended coverage, including windstorm, hail, explosion, riot, rioting attending a strike, civil commotion, aircraft, vehicle and smoke, and all risk;

         (ii) landslide, subsidence or other earth movement, flood, surface water, waves, tidal water or tidal waves, and overflow of streams or other bodies of water or spray from any of the foregoing, all whether driven by wind or not, or whether caused by or attributable to earthquake, landslide, subsidence or other earth movement;

         (iii) public liability;

         (iv)  elevators;

         (v) boiler damage, sprinkler leakage, water damage, legal liability, and pilferage on Building equipment and materials;

         (vi)  worker's  compensation for the employees specified in subdivision
               (b) above;

         (vii) health,   accident,   disability  and  group  life  on  employees
               enumerated in subdivision (b)above as therein qualified; and

         (viii)other insurance which a reasonably prudent operator of a first-class office building would carry or which the holder of any mortgage affecting the Building or the Building and Land might require to be carried under the terms of such mortgage.

         (f) Costs, premiums, or penalties incurred for electricity, steam, gas, water or other utilities or fuels required in connection with the operation and maintenance of the Building, including electricity furnished by Landlord to tenants of the Building pursuant to Section 18.1

         (g) Water and sewer charges.

         (h) Repairs or maintenance of the Building and the Land and the cost of supplies, tools, material and equipment used in connection therewith.

         (i) Replacements of tools and equipment.

         (j) Charges of any independent contractor incurred in connection with operating, maintaining or repairing the Building and it appurtenances, including but not limited to inspection and servicing of elevator, electrical, plumbing and mechanical equipment; and the furnishing of cleaning and janitorial services and cost of materials, tools, supplies and equipment used in connection therewith.

         (k) Sales, use and excise taxes on goods and services purchased or provided by

Landlord or an agent thereof to properly manage, operate and maintain the Building.

         (l) Taxes levied against and paid by Landlord on rents collected, excepting taxes levied and paid under the provisions of (a) above or taxes otherwise an obligation of and to be paid by Tenant pursuant to Section 5.4 hereof.

         (m) Taxes levied against and paid by Landlord on Tenant's Work or personal property of Tenant located in the Demised Premises to the extent landlord has not otherwise paid for the same under the provisions of (a) above or Tenant has not directly paid for the same pursuant to Section 8.14.

         (n) Vault or tunnel taxes, permits or rentals.

         (o) License, permit and inspection fees.

         (p) Auditor's fees for public accounting.

         (q) Legal fees of outside or special counsel retained by Landlord in connection with proceedings for the reduction of real estate taxes, labor relations, or other matters to the extend that the same shall be of general benefit to all tenants in the Building.

         (r) Cost of telephone, telegraph, postage, stationery supplies and other materials required for routine operation of the property manager's office.

         (s) Cost of visitor parking spaces made available by Landlord to customers, visitors, invitees, etc. of building tenants at a rate per parking space so made available equal to that monthly rental rate then being quoted to Building tenants for parking spaces therein.

         (t) Association dues and subscriptions.

         (u) Any and all management and other fees relating to the operation and continued occupancy of the Building.

         (v) Rest room keys, security passes, directory strips, control cards.

         (w) Amortization of capital improvements which will improve Building operating efficiencies or which may be required by governmental authorities, with interest at the rate of one percent (1%) per annum in addition to the then prime interest rate as charged and defined by Chemical Bank of New York on the unamortized amount.

         (x) Such other expenses and costs of any nature whatsoever, whether or not herein mentioned, which would be construed as an operating expense by a reasonably prudent operator and in accordance with sound real estate management practices.

         6.6 Notwithstanding anything contained in this Article, no expense incurred for the following shall be included in Operating Expenses:

         (a) Any repairs to the Building including the Demised Premises where the occurrence causing the damage or loss necessitating repair is reimbursed by insurance carried by Landlord, or would be reimbursed by insurance as would have normally been carried by a reasonably prudent operator and for which a charge is includable under the provisions specified in item (e) above.

         (b) Renovating space for new tenants or in renovating space vacated by any tenant.

         (c) Income, capital stock, estate or inheritance taxes payable by Landlord provided the same shall no have been levied as a substituted for or supplement to real property taxes.

         (d) Cost of utilities charged to and payable by tenants, including excess electricity pursuant to Section 18.2, and any portion of Landlord's payroll, material and contract costs of the other services charged to tenants.

         (e) Costs incurred by Landlord for tenant's alterations.

         (f) Cost of painting and decorating the premises of other tenants.



         (g) Depreciation of the Building.



         (h) Cost of capital improvements (except as set forth in Section 6.5(w) above).

         (i) Interest on debt or amortization payments on any mortgage or mortgages (except as set forth in Section 6.5(w) above).



         (j) Ad Valorem or other Taxes on Tenant's Work and personal property of Tenant within the Demised Premises, to the extent the same has not been paid by Landlord pursuant to Section 6.5(a), or Tenant has not directly paid for the same pursuant to Section 8.14.

         (k) Any cost of expense of any nature whatsoever which Landlord shall incur in connection with the operation of the Building which is specifically reimbursed to the Landlord from any source, charged directly to the tenant on whose behalf it is incurred (whether or not the same shall finally be paid), or for which Landlord is otherwise compensated or recoups such expense by way of set off, reduction of recovery allowed, or otherwise.


         6.7 If at any time during the term of this Lease the occupancy of the Building is less than one hundred percent (100%) of its capacity, then for the purposes of this Article, the Operating Expenses per rentable square foot of Rentable Area of the Building shall nevertheless be computed as if the Building were one hundred percent (100%) occupied.

         6.8 The obligations of Landlord and Tenant under this Article shall survive the expiration or other termination of this Lease.

         6.9 All costs and expenses which Tenant assumes or agrees to pay to Landlord pursuant to this Lease, including Estimated Operating Expense Differential pending computation of the Statement of Actual Adjustment applicable thereto, shall be deemed Additional Rent, and, in the event of nonpayment, Landlord shall have all rights and remedies herein provided for in case of nonpayment of rent.

         6.10 In no event will the Annual Base Rent be reduced below the amount in Article V as a result of any adjustments pursuant to this Article.

         6.11 Notwithstanding anything contained in this Article VI, any increase in Operating Expenses resulting from a change in policy or practice in operation of the Building shall be included in Operating Expenses only if such change in policy or practice is one which would have been made by a reasonably prudent operator of a comparable first-class office building.

         6.12 Notwithstanding anything contained in this Article VI, Tenant shall not be responsible for any cumulative increase in "Controllable Operating Expenses" (as hereinafter defined) in excess of ten percent (10%) each Lease year as compared to the same Controllable Operating Expenses for the prior Lease year. As used herein the Controllable Operating Expenses shall be limited to the following only: cleaning, electrical repairs/maintenance, HVAC repairs, plumbing repairs/maintenance, general building repairs, grounds maintenance, security and life safety and administrative (exclusive of property manager).


                                  ARTICLE VII
                     Assignment, Mortgaging and Subletting
                     -------------------------------------

         7.1 Other than as set forth in Section 7.2, Tenant will not, without prior written consent of Landlord first obtained in each case, which consent may be arbitrarily withheld, sell, assign, mortgage, deed in trust or transfer this Lease or sublet all or part of the Demised Premises. Tenant may, however, without securing Landlord's consent, transfer this Lease or sublet the Demised Premises in whole or in any part to any successor by consolidation, merger, purchase of assets or other corporate action, provided that such successor shall have a net worth as determined in accordance with generally accepted accounting principles at least equal to the net worth similarly determined for Tenant immediately prior to such consolidation, merger or the other corporate action. Each such assignee or transferee shall assume and be deemed to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the Annual Base Rental and Additional Rent and for the total performance of all of the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Term of this Lease. No assignment, subletting or other transfer of this Lease shall in any way relieve Tenant from its obligations under this Lease. No assignment shall be binding on Landlord unless such assignee shall deliver to Landlord a counterpart of such assignment and an instrument in recordable form which contains a covenant of such assumption of obligation by the assignee; but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above. The consent of Landlord to an assignment shall not include the right of further assignment.

         7.2 Other than for subletting permitted pursuant to Section 7. 1, in the event that at any time or from time to time during the Term of this Lease, Tenant desires to sublet all or part of the Demised Premises, Tenant shall notify the Landlord in writing (hereinafter referred to as "Sublet Notice") of the terms of the proposed subletting and the area so proposed to be sublet and shall give the Landlord the option to (i) sublet from Tenant such space (hereinafter referred to as "Sublet Space") at a rental not to exceed the Annual Base Rent and Additional Rent which Tenant is required to pay to Landlord under this Lease for the same space or (ii) in the event such proposed subletting is for the balance of the Term hereof, terminate this Lease as to that area of the Demised Premises so proposed for subletting, Tenant expressly agreeing to execute an amendment to this Lease so reducing the Demised Premises. Nothing herein shall be deemed to create a termination of this Lease in its entirety unless the proposed sublet space for which Landlord exercises this option to terminate comprises the entire Demised Premises. Landlord's exercise of either such option shall be in writing within a period thirty (30) days after receipt of the Sublet Notice.

         In the event Landlord exercises the option to sublet from Tenant, the term of the subletting from the Tenant to the Landlord for the Sublet Space leased by Landlord shall be the term set forth in the Sublet Notice, the sublet rentals shall be the lower of that stated in the Sublet Notice or as set forth in the preceding paragraph and such subletting shall be on such other terms and conditions as are contained in this Lease, to the extent applicable; provided, however, that Landlord shall be permitted the free right of assignment and sublease for said Sublet Space notwithstanding the provisions of this Article VII.

         If Landlord fails to exercise either such option, and Tenant fails to complete the sublease set forth in the Sublet Notice within sixty (60) days after receipt of such Sublet Notice by Landlord, Tenant shall again comply with all the conditions of this Article VII as if the notice and option hereinabove referred to had not been given and received,

         If Landlord fails to exercise such option and Tenant completes a sublease with the party set forth in the Sublet Notice within such sixty (60) day period, the sublease shall be subject to and made upon the following terms:

         (a) Any such sublease shall be subject to the terms of this Lease and no term thereof may extend beyond the expiration of this Lease;

         (b) The use to be made of the Sublet Space shall be a legal use and in keeping with the character and tenant mix of the Building;

         (c) The subletting shall not violate any negative covenant as to use contained in any mortgage, deed of trust or similar instrument of security affecting the Building;

         (d) No sublease shall be valid and no subtenant shall take possession of the premises subleased until an executed counterpart of such sublease has been delivered to the Landlord and approved thereby as being in accordance with the terms hereof; and

         (e) No sublessee shall have a right to further sublet or assign.

                                  ARTICLE VIII
                         Landlord's Work Tenant's Work;
                         ------------------------------
                          Tenant Allowance, Alterations
                         ------------------------------

         8.1 Within the Demised Premises, Landlord shall provide, for the Tenant, the items of construction, facilities, and equipment shown or described in Exhibit C, attached hereto, excluding, however, alterations, deletions or other changes to the same resulting from Tenant Plans and included within Tenant's Work as set forth hereinafter (hereinafter referred to as "Landlord's Work"). Landlord agrees to pay for the Landlord's Work up to the amount of the "Tenant Allowance" (hereinafter defined). Any cost or expense in excess of the Tenant Allowance shall be paid for by Tenant, immediately upon demand by Landlord. Landlord's obligation to perform the Landlord's Work shall be subject to and contingent upon timely payment by Tenant of any cost or expense in excess of the Tenant Allowance.

         8.2 Tenant, at its expense, will cause to be prepared by its architects and engineers, which architects and engineers shall be subject to the prior prompt reasonable approval of Landlord, and shall submit to Landlord, complete working drawings for tenant improvements within the Demised Premises (hereinafter referred to as "Tenant Plans"). Tenant Plans shall be in such form, detail and quantity as may be required for the use of Landlord and the contractor designated for use of Tenant by Landlord pursuant hereto for construction purposes and permits. Tenant Plans shall be subject to Landlord's approval, which approval Landlord (i) will not unreasonably withhold and (ii) shall be either granted or not granted within ten (10) working days of their submission to Landlord. If such Tenant Plans are not so approved, Landlord shall provide Tenant a specific list of objections to said Tenant Plans at the time of disapproval. Failure of Tenant to submit Tenant Plans to Landlord in time for Tenant to commence construction of Tenant's Work upon notice of availability of the Demised Premises for such pursuant to Section 2.4 hereof shall not be a cause for the extension of the Commencement Date.

         8.3 Tenant agrees to reimburse Landlord for Landlord's actual cost of coordinating Tenant Plans to show any additions to or revisions of the Landlord's Work.

         8.4 In the event that Tenant wishes to substitute its own requirements for materials or installations different from those specified in Exhibit C, Landlord will credit to the Tenant's account the actual cost to Landlord of Landlord's Work not installed, in stock or ordered.

         8.5 In order to preserve architectural unity and quality as well as overall supervision of all tenant improvements within the Building, Landlord shall promptly upon receipt of Tenant Plans, designate a contractor(s) of Landlord's choosing for the actual implementation of the work represented by the Tenant Plans (herein referred to as "Tenant's Work") and Tenant shall contract with such contractor(s) for Tenant's Work, the expense of which shall be a direct cost of Tenant in accordance with the terms of said contract. Tenant hereby agrees that contractor(s) chosen by Landlord are expressly permitted to be affiliates or otherwise related parties or entities to Landlord; provided that the cost to Tenant resulting from the use of such affiliates or related parties shall not exceed such as would be expected to be charged by parties not so affiliated or related. The cost and expenses of the contractor chosen by Landlord shall be offset against the Tenant Allowance.

         8.6 Landlord and Tenant shall cooperate in the scheduling and construction of Tenant's Work, and Tenant will not do anything nor fail to do anything that will cause a delay in the completion of the Building or that will increase Landlord's cost of construction.

         8.7 It shall be the responsibility of Tenant to place firm orders for communications equipment and its installation with the telephone company and/or others so as to ensure the completion of Tenant's telephones and other communications facilities concurrent with Tenant's Work. Failure to have the Tenant's communications facilities completed shall not be cause for extension of the Commencement Date.



         8.8 Landlord shall provide to Tenant upon Tenant's execution of the Commencement Date Agreement as set forth in Article III hereof, an allowance up to the amount of SEVEN DOLLARS $7.00 per rentable square foot of the Demised Premises. Such allowance shall be hereinafter known as the "Tenant Allowance" and shall be applied directly by Landlord as a credit against its contract for Landlord's Work in the Demised Premises. Any direct or indirect cost or expense in excess of Tenant's allowance incurred in connection with the completion of Landlord's Work shall pay for by Tenant immediately upon demand by Landlord. Landlord's obligation to complete Landlord's obligation to complete Landlord's Work shall be subject to Tenant's timely payment of such excess amounts.

         Landlord's obligation to pay Tenant Allowance hereunder shall not be deemed an obligation to pay Tenant's contractor or any other expenses Tenant may incur in construction of its Tenant's Work. In addition, Landlord's payment or failure to pay Tenant Allowance shall not be a cause for the extension of the Commencement Date.

         8.9 In addition to the Tenant's Work set forth hereinabove, Tenant may, from time to time during the Term of this Lease, upon obtaining Landlord's prior written consent, which shall not be unreasonably withheld, make such alterations, additions, substitutions and improvements to the Demised

Premises as Tenant may reasonably deem necessary or desirable to adapt the Demised Premises or any part thereof for its purposes, provided such changes are not structural in nature, do not adversely affect the electrical equipment or installations or the outside appearance or strength of the Building and do not subject other tenants to interference by noise or vibrations or affect the delivery of electricity or other utility services. Tenant agrees to submit plans to Landlord for said alterations, additions, substitutions and improvements for Landlord's approval which landlord will not unreasonably withhold. Landlord shall arrange and contract for all of such alterations, additions, substitutions and improvements to be made, and bill Tenant periodically for work completed, such bills to be payable by Tenant to Landlord with five (5) days of being billed therefor.

         8.10 All goods, effects, personal property, business and trade fixtures, machinery and equipment owned by Tenant or installed at Tenant's expense, exclusive of Tenant's Work and alterations, additions, substitutions and improvements pursuant to Section 8.9, in the Demised Premises shall remain the personal property of Tenant and may be removed by Tenant at any time, and from time to time, during the term of this Lease provided that any damage caused by such removal can be totally repaired and Tenant, in removing any of such property, does in fact repair all damage to the Demised Premises and the Building caused by such removal.

         8.11 Tenant's Work and all alterations, additions, substitutions and improvements made and installed for Tenant pursuant to Section 8.9, whether at Tenant's or Landlord's cost, shall be and remain Landlord's property, except Tenant's furniture, furnishings and trade fixtures. Tenant shall be responsible for the maintenance of Tenant's Work and all such alterations, additions, substitutions and improvements pursuant to Section 8.9, and Tenant shall not remove such without the written consent of Landlord, except that Tenant's furniture, furnishings and trade fixtures may be removed without such consent.

         8.12  All  Tenant  Plans  for  original  Tenant's  Work  and for  later
alterations,   additions,   substitutions   and  improvements   shall  meet  all
governmental codes, regulations, and ordinances applicable to the same.

         8.13 At its own expense, Tenant shall cause to be discharged, within ten (10) days of the filing thereof, any mechanic's lien filed against the Demised Premises or the Building for work claimed to have been done for, or material claimed to have been furnished to Tenant. Failure to comply with this paragraph shall give Landlord the right to pay and discharge such lien by any means, at Landlord's discretion, and apply all costs in dong so to Tenant as Additional Rent.

         8.14 Tenant agrees to pay or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the Term upon Tenant's Work or personal property of Tenant located in the Demised Premises, to the extent Landlord has not otherwise paid for the same within real estate or similar taxes on the Building pursuant to Section 6.5(a) or directly pursuant to
Section 6.5(m).

                                   ARTICLE IX
                                Ordinary Repairs
                                ----------------


         9.1 Tenant shall keep the Demised Premises and the Tenant's Work therein in good order and condition and at its sole cost and expense make all repairs thereto caused by its negligence, misfeasance or malfeasance or by its use of the Demised Premises, or any part thereof, in a manner not customary for general office purposes, or which are not Landlord's obligation pursuant to any provisions of this Lease, and commit no waste in the Demised Premises or the Building.

         9.2 Landlord shall, at its expense, make all repairs and replacements, structural and otherwise, necessary or desirable in order to keep in good order and repair the Landlord's Work in the Building (including the public halls and stairways, the plumbing and other fixtures and the fixtures in the Demised Premises, excepting Tenant's trade fixtures, and all plumbing, hardware, wiring and other equipment for the general supply of water, heat, air conditioning, gas and electricity, all to the extent included within Landlord's Work) except repairs hereinabove provided to be made by Tenant and repairs to, or made necessary by reason of, Tenant's Work or other alterations, additions, substitutions or improvements made by Tenant. All repairs, restorations or replacements by either party shall be of a first-class quality and done in a good workmanlike manner.

         9.3 Except as expressly provided otherwise in this Lease, there shall be no allowance to Tenant or diminution of rent and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making of any repairs, alterations, additions, substitutions or improvements in or to any portion of the Building or the Demised Premises or in or to the fixtures, appurtenances and equipment thereof provided that in each case such repairs, alterations, additions, substitutions or improvements are effected in a manner least likely to result in inconvenience to the Tenant and provided further that in each case all work done in connection with such repairs, alterations, additions, substitutions or improvements is done promptly and in a good workmanlike manner. This provision shall not be construed as to require the Landlord to do work at overtime rates. If Tenant requests that such work be done in such a manner or on a schedule requiring overtime payment, Tenant will pay the excess of the overtime cost over ordinary rates. Landlord agrees to use its best efforts to do any work done by it in such a manner as not materially to interfere with or impair Tenant's use of the Demised Premises.



                                    ARTICLE X
              Floor Load; Office Equipment; Moving Heavy Equipment
              ----------------------------------------------------

         10.1 Tenant shall not place a load upon any floor of the Demised Premises which exceeds the floor load per square foot which such floor was designed to carry. Floor load is stipulated to be seventy (70)pounds per square foot.

         10.2 Business machines and mechanical equipment used by Tenant which cause noise and/or vibration that may be transmitted to the structure of the Building or to any rentable space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by the Tenant, at Tenant's expense, in settings of cork, rubber or spring type noise and/or vibration isolators sufficient to eliminate any such vibration and/or noise.

         10.3 Should Tenant desire to move any heavy or bulky equipment, the movement of which is regulated by any statute, ordinance, or rule or regulations of any public authority having jurisdiction, or which require special arrangements to be made by the Landlord to accommodate such movement, Tenant shall submit to Landlord notice of the terms and manner in which it proposes to move such equipment and Landlord shall, with reasonable dispatch, make appropriate arrangements to accommodate Tenant's intentions and facilitate such movement of equipment. All such activities will be carried out in full compliance with the applicable codes, regulations and ordinances of the City of Tampa and County of Hillsborough and in harmony with the structural design of the Building.


                                   ARTICLE XI
            Laws, Ordinances, and Requirements of Public Authorities
            --------------------------------------------------------

         11.1 Tenant, at its expense, shall comply with all laws, rules, regulations, ordinances or orders of Federal, State, County and Municipal authorities having jurisdiction, and with any lawful direction of any public officer or officers, which shall impose any duty upon Landlord or Tenant with respect to the Demised Premises, or the use or occupation thereof, provided such duty arises from or results from Tenant's failure to comply with Tenant's covenants in this Lease or from Tenant's negligence or from the use of the Demised Premises in a manner contrary to the purposes for which the same are leased to Tenant. Landlord represents and warrants that at the Commencement Date of this Lease, the Demised Premises, excluding the effect of Tenant Plans, will be in compliance with all applicable laws, rules, regulations, ordinances, orders and directions.

         11.2 If either Landlord or Tenant should desire to contest the validity of any such law, rule, regulation, ordinance, order or direction with which either is obligated to comply, it may, at its expense, carry on such contest; and noncompliance during such contest shall not constitute a breach of this Lease provided that the parties so contesting shall indemnify and hold the other harmless a against the cost of compliance and against all liability for any loss, damages and expenses (including reasonable attorney's fees) which might result from or be incurred in connection with such contest or noncompliance; except that noncompliance shall not continue so as to subject either party to a reasonable likelihood of prosecution for a crime.

         11.3 If either party receives written notice of any violation of any law, ordinance, rule, order or regulation applicable to the Demised Premises, or the Building, it shall give prompt notice thereof to the other.


                                  ARTICLE XII
                   Compliance with Insurance Requirements and
                   ------------------------------------------
                            Certificate of Occupancy
                            ------------------------

         12.1 Neither Landlord nor Tenant shall do or permit to be done any act or thing about, in or upon the Building or the Demised Premises which will invalidate or be in conflict with the Certificate of Occupancy issued by a public authority for the Building or of the terms of the State of Florida standard form of fire insurance policies covering the Building and the fixtures and property therein excluding fixtures and property in the Demised Premises. Both parties shall, at their own expense, comply with all rules, orders, regulations or requirements of the
National Fire Protection Association or any other similar body having jurisdiction, and neither shall knowingly do or permit to be done about, in or upon the Building or the Demised Premises or bring or keep anything therein or use the same in a manner which increases the rate of fire insurance upon the Building or on any property or equipment located therein, including property or equipment located in the Demised Premises. Notwithstanding the foregoing requirements of this Section 12. 1, if the adverse consequences to Landlord of noncompliance by Tenant with such requirements are limited to an increase in the rate of fire and extended coverage insurance carried by landlord in compliance herewith, such noncompliance by Tenant shall not constitute a breach of this Lease, but Section 12.2 below will apply.


         12.2 If any installation in or use of the Demised Premises by Tenant increases the rate for fire insurance (with extended coverage) on the Building or on the property and equipment of Landlord, Tenant shall reimburse Landlord for that part of the fire insurance premiums thereafter paid by Landlord which shall have been charged because of such installation or use by Tenant and Tenant shall make said reimbursement as Additional Rent on the first day of the month following receipt of notice given by Landlord that it has been required to pay and has paid such higher rate.


                                  ARTICLE XIII
                Observance of Rules and Regulations and Covenant
                ------------------------------------------------
                               of Quiet Enjoyment
                               ------------------


         13.1 Tenant, its servants, employees, agents, visitors, and licensees shall observe faithfully and comply strictly with the rules and regulations set forth in Exhibit D attached hereto (the "Rules and Regulations") and made a part hereof, provided however, that Landlord shall enforce the same in a uniform and nondiscriminatory manner as to all tenants in the Building to which such Rules and Regulations shall be applicable. Landlord shall have the right to make reasonable changes in and additions to the Rules and Regulations thus set forth provided such changes and additions do not unreasonably affect the conduct of Tenant's business.

         13.2 Any prior failure by Landlord to enforce any Rules and Regulations now or hereafter in effect, either against Tenant or any other tenant in the Building, shall not constitute a waiver of Landlord's right to enforce uniformly any such Rules and Regulations at a future time.

         13.3 Landlord covenants that upon Temnt's paying the Annual Base Rent and Additional Rent and observing and performing all the terms, covenants and conditions of this Lease on its part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises, subject, nevertheless, to the terms and conditions of this Lease.


                                   ARTICLE XIV
                        Liability Insurance: Exculpation
                        --------------------------------
                             of Landlord and Tenant
                             ----------------------


         14.1 Landlord shall not be liable for any personal injuries occurring in the Demised Premises or for damage or injury to personal property of Tenant, or of any other person, done or occasioned by or from electric wiring, plumbing, dampness, water, gas, steam or other pipes or sewage, or the failure of the air conditioning or refrigeration system, or the breaking of any electric wire, the bursting, leaking or running water from any tank, washstand, water closet, or waste pipe, sprinkler system, radiator or any other pipe in, above, upon or about the Building or Demised Premises, or which may at any time hereafter be placed therein; or for any such personal injury or property damage occasioned by fire, explosion, falling plaster, electricity, smoke, or water, snow, or ice being upon or coming through from the street, roof, subsurface, skylights trap door, windows or from any other cause whatsoever; or for any damages or injuries to persons or property arising from acts or neglect of any tenant or occupant of the Building, or of any owners or occupants of adjacent or contiguous property; or for the loss or theft of any property of Tenant however occurring, including loss of property entrusted to employees of Landlord provided, however, that Landlord shall be liable for such of all or any of the foregoing as may be due to its neglect or negligence; provided, further, that in the event that Tenant shall suffer any loss or be subjected to any liability as a result of any of the foregoing, and the same shall hive been caused by or is alleged to have resulted from the negligence of any architect, engineer, contractor or other third party against whom Landlord shall have right of recovery if it shall suffer similar loss, Landlord shall be liable to Tenant for Tenant's losses so suffered, but only to (he extent that Landlord shall be successful in recovering such losses from such third party or parties (or its or their liability insurer) by way of claim or suit instituted at Tenant's request.


         14.2 Section 14.1 shall not be construed to impose upon Landlord any liability as to which rights of subrogation have been waived under Section 15.6 of this Lease.

         14.3 Tenant shall secure and maintain comprehensive general liability, fire extended coverage, and all risk perils, insurance in form, reasonable amount, and with companies acceptable to the Landlord and Landlord shall have the right to review, from time to time, that insurance coverage so maintained by the Tenant. Tenant shall insure Landlord from and against any and all loss, costs (including statutory liability and liability under workmen's compensation laws) in connection with claims for damages as a result of injuries or death of any person or injury to property sustained by Tenant and all other persons which arise from or in any manner grow out of any acts or neglect on or about the Demised Premises by Tenant, Tenant's partners, agents, employees, customers, invitees, contractors and subcontractors. Landlord shall indemnify and save harmless Tenant from and against any and all loss and cost (including statutory liability and liability under worker's compensation laws) in connection with claims for damages as the result of injury or death of any person or injury to property sustained by Landlord and all other persons which arise from or in any manner grow out of any act or neglect in or about the Building by Landlord, Landlord's partners, agents, employees, customers, invitees, contractors and subcontractors.

                                   ARTICLE XV
                        Damage by Fire or Other Casualty
                        --------------------------------


         15.1 Anything in this Lease to the contrary notwithstanding, if the Demised Premises or the Building should be partially or totally damaged or destroyed by Fire or other casualty insurable under ,a standard form policy of fire and/or extended coverage insurance (including vandalism and malicious mischief if such coverage is carried by Landlord) then, if this Lease shall not have been canceled in accordance with the provisions hereinafter made in this
Article XV, landlord will with reasonable dispatch after notice to it of the damage or destruction, repair the damage, and replace, restore, and rebuild the Demised Premises and the Building to the extent that insurance Proceeds are available. Should Landlord determine that the amount of insurance proceeds will not be sufficient to accomplish the estimated cost of the required repair, replacement, restoration or rebuilding, then upon ninety (90) days written notice to Tenant, from the date of the casualty, Landlord may, at its option, cancel this Lease or proceed to repair, replace, restore or rebuild the Demised Premises and the Building at its sole cost and expense. Landlord will commence such repair, replacement, restoration or rebuilding as soon as practicable after receiving notice from Tenant co do so, but under no circumstances later than one
(1) year after receipt of such notice. Landlord shall no, be required by this Section to repair, replace, restore, or rebuild any property which Tenant shall, under the provisions of Article VIII above, be entitled to remove from the Demised Premises, it being agreed that Tenant shall bear the entire risk of loss, damage, or destruction of such property while it is on the Demised Premises.


         15.2 If the Demised Premises shall be partially damaged or partially destroyed, the applicable proportion of Annual Base Rent and Additional Rent payable under this Lease shall, to the extent that the Demised Premises shall have been rendered unfit for use for Tenant's business purposes, be abated for the period from the date of such damage or destruction to the date that such damage or destruction shall be repaired or restored. If the Demised Premises or a major portion thereof shall be totally or substantially damaged or destroyed or rendered completely or substantially unfit for use for Tenant's business purposes because of Fire or other casualty as provided in Section 15. 1, the entire such rent shall, as of the date of the damage or destruction, abate until Landlord shall repair, restore, replace or rebuild the Building and the Demised Premises, provided, however, that should Tenant reoccupy a portion of the Demised Premises while the restoration work is taking place and prior to the date that the entire Demised Premises are again made fit for use for Tenant's business purposes, such rent shall be apportioned and become payable by Tenant in proportion to the part of the Demised Premises occupied by it for the purpose of conducting its business, effective on the date that the Tenant shall again begin conducting its ordinary business from the Demised Premises or portion thereof.

         15.3 In the event that the Demised Premises, or a major part thereof, shall be totally or substantially damaged or destroyed, or rendered completely or substantially untenantable as set forth in Section 15.1 above, Tenant may, at its option, exercisable within ninety (90) days of the date of casualty, cancel this Lease by written notice to Landlord; provided, however, that it appears from an estimate agreed upon by Landlord and Tenant that the required repairs, replacement, restoration and rebuilding cannot be accomplished within twelve (12) months from the date of commencement thereof, or that it appears improbable to Tenant that, because of causes beyond Landlord's reasonable control, Landlord will commence such activities within twelve (12) months from the date of the casualty. Anything in this Lease to the contrary notwithstanding, if Landlord has riot completed within two (2) years from the date of casualty all repairs, replacements, restoration and rebuilding required of Landlord under Section 15.1 above, Tenant may, at its option, cancel this Lease by written notice to Landlord; provided, however, that said two (2) year period shall be extended by the number of days (not to exceed 365 days) lost in actual rebuilding as the result of labor strikes, acts of God, or other causes beyond the reasonable control of Landlord.

         15.4 In the event that the damage to the Building shall render untenantable in excess of 50% of the Rentable Area of Building, Landlord may, within ninety (90) days of the casualty, by notice given to Tenant, elect not to repair or rebuild the Building and this Lease shall thereupon terminate effective ,is of the date of casualty. After receipt of such notice, Tenant shall vacate the Demised Premises as quickly as it is reasonably possible, provided, however, that Tenant shall be entitled to occupy the Demised Premises or any part hereof without liability to Landlord for as long as it is reasonably necessary to salvage or remove therefrom its personal property as provided in
Article VIII above.

         15.5 No damages, compensation, or claims shall be payable by Landlord for inconvenience, loss of business, or annoyance arising from any repair or restoration of any portion of the Demised Premises or the Building required to be made by Landlord under the provisions of this Article XV, but this Section shall not be construed to limit the abatement of Tenant's rent in accordance with Section 15.2 above. Landlord covenants with Tenant that it shall use its best efforts to effect all such repairs promptly and in such manner as not unreasonably to interfere with Tenant's occupancy if Tenant shall not have vacated the Demised Premises or the portion thereof to be repaired because the same shall have become untenantable.

         15.6 Landlord and Tenant hereby waive on behalf of themselves and their respective insurers, any claims that either may have against the other for loss or damage resulting from perils covered by the standard form of fire and extended coverage insurance, including vandalism and malicious mischief, to the extent of such policies which shall be in effect from time to time in the State of Florida, it being expressly understood that this waiver is intended to extend to all such loss or damage whether or not the same is caused by the fault or neglect of either Landlord or Tenant. Each party shall secure from its casualty insurer a waiver of subrogation endorsement to its policy and, upon request, deliver a copy of such of, endorsement to the other party to this Lease.

                                   ARTICLE XVI
                              Bankruptcy, Remedies
                              --------------------

         If at any time prior to the Commencement Date or during the Term of this Lease, Tenant, files in any court pursuant to any statute either of the United States or of any state a Petition in Bankruptcy or Insolvency for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's properly, or Tenant makes an assignment for the benefit of creditors, or Tenant petitions for or enters into an arrangement with creditors, this Lease shall ipso facto be canceled and terminated and in such event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or any order of any court shall be entitled to possession of the Demised Premises and Landlord, in addition to any other rights and remedies given by
Section 16.3 and by virtue of any other provision in this Lease or by virtue of ,any statue or rule of law, may retain as liquidated damages any security deposit, rent, or monies received by Landlord from Tenant or others on behalf of Tenant prior to Tenant's action described above.

         16.2 In the event that at any time mentioned in Section 16.1 above, an involuntary insolvency, bankruptcy, or reorganization proceeding shall be instituted against Tenant, Tenant shall have ninety (90) day's in which to cause said proceeding to be vacated or dismissed after it receives notice thereof. In the event Tenant fails to cause such proceeding to be vacated or dismissed within such period of time, this Lease, at the option of Landlord exercised within a reasonable time after expiration of said 90-days period, may be terminated by Landlord in which event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or any order of any court shall be entitled to possession or to remain in possession of the Demised Premises, but shall forthwith quit and surrender the Demised Premises and Landlord, in addition to the other rights and remedies given by Section 16.3 and by virtue of any other provision in this Lease or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security deposit, or monies received by Landlord from Tenant or others on behalf of Tenant prior to Tenant's action described above.

         16.3 It is stipulated and agreed that in the event of the termination of this Lease pursuant to Section 16.1 or 16.2 hereof, Landlord shall, notwithstanding any other provisions of this Lease to the contrary, forthwith be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the Term of this Lease and the rental value of the Demised Premises at the time of termination (if lower than the rent reserved) for the unexpired portion of the term of this Lease, both discounted at the rate of five percent (5%) per annum to present worth. Nothing herein contained shall limit or prejudice the right of Landlord to prove or obtain to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

                                  ARTICLE XVII
                                  Condemnation
                                  ------------

         17.1 In the event of a total condemnation of the Building, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of taking of possession for such use or purpose.

         17.2 In the event that less than the whole or substantially the whole of the Building is condemned or taken as set forth in Section 17.1 above, then this Lease shall remain in force and in effect; provided, however, that if the taking shall so substantially interfere with the use of the Demised Premises as to render the continued operation thereof economically unfeasible as reasonably determined by Landlord, then Landlord (whether or not the Demised Premises be directly affected) may, at its option, terminate this Lease and the term and estate hereby granted as of the date of the taking of possession for such use and purposes by notifying Tenant in writing of such termination.

         17.3 In the event that less than the whole or substantially the whole of the Building shall be so condemned or taken, if the space so taken is such that the area of the Demised Premises remaining after the condemnation is such as to render continued operation of the Demised Premises economically unfeasible as reasonably determined by Tenant, then Tenant may at its option terminate the Lease and the term and estate hereby granted as of the day of the taking of possession for such use or purposes by notifying Landlord in writing of such termination.

         17.4 Upon any such taking or condemnation and the continuing in force of this Lease as to any part of the Demised Premises, all rental shall be diminished by an amount representing the part of the said rent properly allocable to the portion of the Demised Premises which may be so condemned or taken and Landlord shall, at its expense, proceed with reasonable diligence to repair, alter and restore the remaining part of the Building and the Demised Premises to substantially their former condition, due allowance being made for the impact of such taking or condemnation.

         17.5 Landlord shall be entitled to receive entire award in any condemnation proceeding, including any award for the value of any unexpired term of this Lease, and Tenant shall have no claim against Landlord or against the proceeds of the condemnation. Nothing in this Lease shall be deemed or construed to prevent Tenant from making a claim against the condemning authority for relocation costs and for the value of or damages to any of Tenant's property as described in Article VIII above, and for such business damages and/or consequential damages as may be allowed Tenant by law at the time of the condemnation, provided the same does not have the effect of decreasing Landlord's award.

         17.6 Anything in this Article XVII to the contrary notwithstanding, if the temporary use or occupancy of all or any part of the Demised Premises shall be condemned or taken for any public or quasi-public use during the Term of this Lease, this Lease shall be and remain unaffected by such condemnation or taking and Tenant shall continue to pay in full the Annual Base Rent and Additional Rent and Tenant shall have the right to appear, claim, prove and receive so much of the award actually paid to Landlord for such taking as represents compensation for use and occupancy of the Demised Premises up to and including the date of expiration of the Term of this Lease or the date of termination of the temporary taking, whichever is earlier, and Landlord shall be entitled to appear, claim, prove and receive the entire balance of the award. Each party shall cooperate fully with the other in efforts to obtain any such award, and each claimant shall indemnify and hold harmless the other party to the extent of expenses incurred as a result of such cooperation.

                                  ARTICLE XVIII
                                   Electricity
                                   -----------

         18.1 Landlord shall furnish to the Demised Premises electricity during Normal Business Hours sufficient for electrical outlets (120 volt single phase), in an amount not exceeding one (1) watt, and for ceiling lighting, in an amount not exceeding two (2) watts, per square foot of Rentable Area of Tenant. The cost of any electrical service at (i) other than Normal Business Hours and (ii) during Normal Business Hours but exceeding the above-stated amounts of wattage, whether determined by survey or separate metering as set forth hereinafter, (the Excess Electricity) shall be paid pursuant to Section 18.2 hereof. Nothing herein shall be deemed to create any obligation of Landlord to provide electrical equipment in excess of that provided pursuant to Landlord's Work or as expressly set forth in this Article XVIII.

         18.2 At any time and from time to time, Landlord may conduct electrical survey(s) within the Demised Premises to determine Tenant's consumption of Excess Electricity, if any. If such survey(s) shall reveal usage by Tenant of Excess Electricity, Tenant shall pay Landlord for such Excess Electricity, at Landlord's average cost for the same per K.W.H. (determined by dividing Landlord's total monthly cost of electricity by the total number of K.W.H. consumed in the Building during the corresponding month) upon monthly invoice for the same from Landlord. Said invoices shall be deemed to be and be paid as Additional Rent. In the event that the bills are not paid within ten (10) days after the same are rendered, Landlord may, without further notice, discontinue electric service to the Demised Premises without incurring liability to Tenant for such discontinuance or without releasing Tenant from its rental or other obligations under this Lease.

         18.3 Should Tenant not agree with Landlord's electrical survey(s) of Excess Electricity, Landlord shall, at Tenant's request, install appropriate electrical meters to measure Tenant's consumption of the same. The cost of installation and maintenance during the term hereof of said meters shall be borne by Tenant and upon installation such meters shall become fixtures of the Building and property of Landlord.

         18.4 Landlord shall furnish electrical current, fixtures, bulbs and equipment for the lighting of the Building lobbies, public corridors, public rest rooms, public elevator lobbies and other public portions of the Building and shall furnish electric current for the Building air conditioning machinery, elevators, escalators, and other Building equipment.

         18.5 At the option of Landlord, Tenant agrees to purchase from Landlord all replacement lamps, bulbs, starters and ballasts used in the Demised Premises and to pay Landlord for the installation thereof.

         18.6 Landlord shall not be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service available to the Building is changed, temporarily suspended, reduced, or is no longer available or is no longer suitable for Tenant's requirements.

         18.7 Tenant covenants and agrees that at all times its use of electric current shall never exceed Tenant's proportionate share of the capacity of existing feeders to the Building or the risers or wiring installation. Any riser or risers or wiring to meet Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord (at the sole cost and expense of Tenant) if, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the Building or Demised Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expenses or interfere with or disturb other tenants or occupants.

         18.8 Tenant shall make no alteration or additions to the electric equipment or installations without the prior written consent of Landlord in each instance, and work shall be done by Landlord at Tenant's expense in accordance with plans and specifications of Tenant to be submitted and approved by Landlord pursuant to Article VIII hereof.

         18.9 At any time when Landlord is furnishing electric current to the Demised Premises pursuant to this Article XVIII, Landlord may, if it becomes illegal for Landlord to do so, upon not less than thirty (30) days prior written notice to Tenant, discontinue the furnishing of such electric current. If Landlord gives any such notice of discontinuance, Landlord shall make all the necessary arrangements with the public utility for the supplying of such electric current to the Demised Premises.

         18.10 It is expressly agreed by and between the parties hereto that should any local, state or federal government body, agency or public utility restrict or reduce the amount of fuel or energy which may be utilized to provide the utilities and services as specified, then such reduction or restriction and the reduction in utilities and services which may result therefrom shall in no way create or constitute a default or the part of the Landlord under this Lease and there shall be no reduction in rent for the period services are reduced. Any costs or expenses incurred by Landlord in obtaining alternate or substitute forms of fuel or energy shall be considered Operating Expenses under Article VI of this Lease.


                                   ARTICLE XIX
                                      Entry
                                      -----

         19.1 Tenant shall permit Landlord to erect, use, and maintain plumbing and electrical pipes, conduits, and wires, and heating, ventilating, and air conditioning ducts as required in and through the Demised Premises provided that the same are installed and concealed behind the walls or ceilings of the Demised Premises, that installation is accomplished at such times and by such methods as will not unreasonably interfere with the Tenant's use of the Demised Premises or damage the appearance thereof.

         19.2 Landlord or its agents or designees shall have the right to enter the Demised Premises upon reasonable notice to Tenant and presentation of adequate identification for the purposes of making such repairs or alterations to such pipes, conduits, wires, or ducts as may be required for the proper maintenance or operation of the Building, provided that in each case such entry is made in a manner and at a time that will result in the least interference with Tenant's use of the Demised Premises and cause the least amount of damage to the appearance thereof, and provided further that any such entry shall be subject to any requirements that Tenant deems it necessary to impose in order to protect the security of any controlled access area of the Demised Premises. The foregoing shall not be construed to require Landlord to perform work on any pipes, conduits, wires, or ducts in the Demised Premises at overtime rates unless Landlord's work within the Demised Premises would unreasonably interfere with Tenant's day to day conduct of its business therein.

         19.3 Subject to Tenant's right to limit for security purposes the quantity or identity of any material brought into or upon the Demised Premises, Landlord shall be allowed to take all material into and upon the Demised Premises that may be required for the repairs or alterations described in
Section 19.2 without the same constituting an eviction of Tenant in whole or in part, and while said repairs and alterations are being made the rent reserved shall not (except as otherwise provided in this Lease) abate by reason of loss of or interruption of the business of Tenant or because of the prosecution of any such work; provided, however, that in making any such repairs or alterations, Landlord diligently proceeds in such manner as to cause the least interference with Tenant's use and enjoyment of the Demised Premises.

         19.4 Subject to reasonable notice to Tenant and to such additional security precautions as Tenant may deem necessary to impose, Landlord shall have the right to enter the Demised Premises for the purpose of inspecting the same for general condition and state of repair or exhibiting the same to prospective purchasers or lessees of the Land or Building or to prospective mortgagees of the Land or Building of which the Demised Premises are a part, or to prospective assignees of any such mortgagees. The holder of any mortgage of the Landlord's interest in the property, its agents or designees shall have the same right of entry for inspection as Landlord.

         19.5 During the three (3) months prior to the expiration of the Term of this Lease, Landlord may exhibit the Demised Premises to prospective tenants. Tenant may impose reasonable restrictions of this right for the purpose of maintaining the security of any controlled- access areas in the Demise Premises.

         19.6 Notwithstanding the preceding, Landlord may enter the Demised Premises without prior notice in the event of a circumstance it may in good faith consider an emergency under which said entry may be reasonably necessary.

                                   ARTICLE XX
                 Right to Change Public Portions of the Building
                 -----------------------------------------------

         20.1 At any time after the completion of the Building, Landlord shall have the right to change the arrangement or location of such of the following as are not contained within the Demised Premises or any part thereof; entrances, signs, passageways, doors and doorways, corridors, stairs, toilets and other like public service portions of the Building; provided, however, that in no event shall Landlord change the arrangement or location of the elevators serving the Demised Premises, make any change will shall diminish the area of the Demised Premises, make any change which shall interfere with the access to the Demised Premises from and through the Building, or change the character of the Building from that of a First-class office building.

                                   ARTICLE XXI
                           Landlord's Right to Perform
                           ---------------------------


         21.1 If Tenant shall default in the observance or performance of any term or covenant on its part to be observed or performed under or by virtue of any of the terms or provisions in any Article of this Lease, Landlord, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of Tenant, immediately and without notice in case of emergency, or in any other case only provided that Tenant shall fail to remedy such default with all reasonable dispatch after Landlord shall have notified Tenant in writing of such default. If Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith including, but riot limited to, attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest and costs, shall be paid to it by Tenant upon demand.

                                  ARTICLE XXII
                       Services, Facilities and Equipment
                       ----------------------------------

         22.1 Landlord agrees that it shall: (a) Furnish heating, ventilating and air conditioning daily from 8:00 a.m. to 6:00 p.m., Saturdays from 8:00 a.m. to 1:00 p.m., Sundays and Holidays excepted. (b) Provide passenger elevator service (which may be operatorless at Landlord's option) in common with others daily from 8:00 a.m. to 6:00 p.m., Saturdays 8:00 a.m. to 1:00 p.m., Sundays and Holidays excepted, and have an elevator subject to call at all times when normal passenger service is not furnished. Provide freight elevator service in common with others daily from 8:00 a.m. to 6:00 p.m., Saturdays, Sundays and Holidays excepted.

         22.2 Landlord shall, with respect to the entire Demised Premises:


         (a) Whenever heat generating machines or equipment are used in the Demised Premises which affect the temperature otherwise maintained by the air conditioning systems, have the right, at its option, either to require Tenant to discontinue use of such heat generating machines or equipment or to install supplementary air conditioning equipment in the Demised Premises, and the cost of such installation shall be paid by Tenant to Landlord promptly on being billed therefor, and the cost of operation and maintenance of said supplementary equipment shall be paid by Tenant to Landlord on the monthly rent payment dates at such rates as may be agreed upon, but in no event at a rate less than Landlord's actual cost therefor of labor, all utilities and other inherent costs.

         (b) Provide hot water at standard building temperatures and cold water for drinking, lavatory and toilet purposes, drawn through fixtures installed by Landlord. If Tenant requires, uses or consumes water for any other purpose, Tenant agrees to Landlord's installing a meter or meters and to pay for the installation and maintenance of said meter equipment. Tenant shall reimburse Landlord for the cost of all excess water consumed, as measured by said meter or meters.

         (c) Keep the Building and adjoining plazas, sidewalks, curbs, driveways and entrances and public areas clean and in good condition, free of accumulation of dirt and rubbish and, as necessary, remove snow and ice therefrom.

         (d) Provide janitor and cleaning services on business days in and about the Demised Premises, and in all public portions of the Building, which services, without limitation, shall be at least equal to those then being rendered in other comparable noninstitutional first-class office buildings located in Tampa, Florida.

         (e) Should Tenant require special cleaning service, heating, ventilating or air conditioning services, Landlord shall, (upon reasonable advance notice by Tenant and to the extent, where applicable, such services are available without overloading facilities in the Building providing such services) furnish such additional services, and Tenant agrees to pay to Landlord with the next installment of rent after being billed therefor as Additional Rent, Landlord's cost of labor, materials, utilities, depreciation of equipment and other inherent costs. It is agreed that such costs shall not be included in the definition of Operating Expenses.

         22.3 Landlord does not warrant that any of the services referred to above or any other services which Landlord may supply will be free from interruption. Tenant acknowledges that any one or more of such services may be suspended by reason of causes beyond the reasonable control of Landlord and any such interruption of service shall never be deemed an eviction or disturbance of Tenant's use and possession of the Demised Premises or any part thereof or render Landlord liable to Tenant for damages by abatement of rent or otherwise or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord agrees to use reasonable care and exercise due diligence with respect to avoiding interruption of the services above provided for and, if interrupted, agrees that it will be for as short a period as possible, and all repairs will be promptly and diligently made at such times as will not unduly interfere with the occupancy and use of the Demised Premises by Tenant.

         22.4 Tenant shall reimburse Landlord for the Landlord's cost of removal from the Demised Premises and the Building of so much of any refuse and rubbish of Tenant as shall exceed that ordinarily accumulated in the routine of Tenant's permitted use of the Demised Premises. Should Tenant create wet trash, Tenant shall reimburse Landlord for Landlord's cost of removal.

         22.5 Notwithstanding any other provision of this Lease, or of any rule or regulation, Tenant shall provide such locks for entrances to the Demised Premises as Tenant shall deem necessary and shall supply to Landlord such keys as may be necessary in order for Landlord to render the services called for by this Lease, which keys shall not be duplicated by Landlord or its employees.

                                  ARTICLE XXIII
                                 Signs and Glass
                                 ---------------

         23.1 Tenant shall not install any sign or advertising or publicity device in any public ,area, on any roof, on any window or on any outside portion of the Building. Tenant may install an identification sign within or adjacent to the entrance of the Demised Premises providing such sign has the prior approval of Landlord and conforms to the graphic standards of the Building.

         23.2 Tenant shall replace, at its expense, any and all broken interior glass, including, plate glass partitions and doors, in and about the Demised Premises.

         23.3 Landlord shall maintain in the lobby of the Building, a directory board which shall include the names of the Tenant and any other names reasonably requested by Tenant in proportion to the number of listings given to other tenants of the Building.

                                  ARTICLE XXIV
              Right of Holder of Leasehold Mortgage; Subordination
              ----------------------------------------------------

         24.1 This Lease and all rights of Tenant hereunder are subject and subordinate to any mortgage or mortgages, blanket or otherwise, which do now or may hereafter affect the real property of which the Demised Premises form a part and to all renewals, modifications, consolidations, replacements and extensions thereof. It is the intention of the parties that this provision be self-operative and that no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord and/or any holder of such mortgage without expense to either of such, any and all instruments that may be necessary or proper to subordinate this Lease and all rights of Tenant hereunder to any such mortgage or mortgages or to confirm or evidence said subordination. Tenant covenants and agrees, in the event any proceedings are brought for the foreclosure of any such mortgage, to attorn to the purchaser upon any such foreclosure sale, if so requested to do by such purchaser at any time, and to recognize such purchaser as the lessor under this Lease. Tenant agrees to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder of such mortgage or for such purchaser, any instrument which, in the sole judgment of such requesting party, may be necessary or appropriate to evidence such attornment. Tenant hereby appoints Landlord and the holder of such mortgage, or either of them, the attorney-in-fact, irrevocably, of Tenant to execute and deliver for and on behalf of Tenant any such instrument. Tenant further waives the provisions of any, statute or rule of law or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligation of Tenant hereunder in the event any such proceeding is brought, prosecuted or completed.


         24.2 In the event of any default by act or omission by Landlord which would give Tenant the right to terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise any such right until it has notified in writing the holder of any mortgage which at the time shall be a first mortgage lien on the Landlord or Building (if the name and address of such holder shall previously have been furnished by written notice to Tenant) of such default, and until a reasonable period for during such default shall have elapsed following the giving of such notice, during which period the holder shall have failed to commence and continue to cure such default or to cause the same to be remedied or cured. During the period between the giving of such notice and the curing of such default, the Annual Base Rent reserved under
Article V, and as the same may be adjusted pursuant to Article VI, shall be abated and apportioned to the extent that any part of the Demised Premises shall be untenantable.

         24.3 In the event that a mortgage lender furnishing financing on the Building shall require the same, both parties agree to execute and deliver an amendment modifying the terms and provision of this Lease in form reasonably requested on the condition that the amendment (a) does not affect the Annual Base Rent, Additional Rent, space or use thereof as herein provided, (b) does not materially affect the rights or benefits which accrue, nor the liabilities or obligations owing to either party pursuant to the terms hereof, and (c) is reasonably necessary to adequately protect the rights of such lender providing financing in connection with the development of the Building.


                                   ARTICLE XXV
                          Surrender of Demised Premises
                          -----------------------------

         25.1 Tenant shall, upon the termination of this Lease in any manner whatsoever, remove Tenant's goods and effects and those of any other person claiming under Tenant, and quit and deliver up the Demised Premises to Landlord peaceably and quietly in as good order and condition as the same are now or hereafter may be improved by Landlord or Tenant, reasonable use and wear thereof and repairs which are Landlord's obligation excepted. Goods and effects not removed by Tenant at the expiration of this Lease or its termination by Tenant (or within ten(10) business days after termination by Landlord) shall be considered abandoned and Landlord may dispose of the same as it deems expedient, but Tenant shall promptly upon demand reimburse Landlord for any expenses incurred by Landlord in connection with such disposal.

         25.2 Upon termination or expiration of this Lease, Tenant shall be entitled to remove from the Demised Premises any and all property which it would have been entitled to remove from time to time under the provisions of Article VIII, provided that Tenant shall, upon removing any such property, repair all damage to the Demised Premises or the Building caused by such removal. If Tenant shall elect not to remove any of such property and the same shall remain upon the Demised Premises or within the Building at the time of surrender, the same shall from that time forward, at Landlord's option, become and remain the Landlord's property.

         25.3 Tenant's obligation to observe or perform the covenants of this Article shall survive the expiration or other termination of the Term of this Lease.


                                  ARTICLE XXVI
                 Effect of Conveyance or Assignment by Landlord
                 ----------------------------------------------

         26.1 If Landlord shall convey, assign or transfer its interest in this Lease, Tenant shall look to the purchaser, assignee or transferee of Landlord's interest in this Lease for the performance of Landlord's obligations hereunder, and Landlord shall from and after such conveyance, assignment or transfer be relieved and discharged from any and all liabilities and obligations under this Lease. Tenant agrees to attorn to any purchaser, assignee or transferee and to execute any written attornment agreement reasonably requested by such purchaser, assignee or transferee.


                                  ARTICLE XXVII
                                     Waivers
                                     -------

         27.1 Tenant for itself, and on behalf of any and all persons claiming through or under it, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law to redeem the Demised Premises or to have a continuance of this Lease for the term hereby demised after having been dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

         27.2 Tenant waives the right to trial by jury in any summary proceeding that may hereafter be instituted against it or in any action that may be brought to recover rent hereunder.

                                 ARTICLE XXVIII
                                    Defaults
                                    --------


         28.1 In the event of the failure by Tenant to pay any Annual Base Rent or Additional Rent due under this Lease within five (5) days after the same becomes due, or in the event of any other breach of this Lease by Tenant and if such other breach shall continue for a period of thirty (30) days from ,and after written notice from Landlord to Tenant, then Landlord may elect either to terminate Tenant's right to possession or not to terminate Tenant's right to Possession whether or not Tenant has abandoned the Property. Neither acts of maintenance or preservation nor efforts by Landlord to relet the property nor the appointment of a receiver upon the initiative of Landlord to protect Landlord's interest under this Lease shall constitute a termination of Tenant's right to possession. Such right may be terminated only by written notice given by Landlord to Tenant as aforesaid.

         In the event that Landlord does not terminate tenant's right to possession in case of any such breach, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession and Landlord may enforce all its rights and remedies under this Lease, including the right to recover the Annual Base Rent and Additional Rent as it becomes due under this Lease.

         In the event that Landlord terminates Tenant's right to possession because of a breach of this Lease, this Lease shall thereupon terminate and upon such termination, Landlord may recover from Tenant:


         (a) The worth at the time of award of the unpaid Annual Base Rent and Additional Rent which has been earned at the time of termination;

         (b) The worth at the time of award of the amount by which the unpaid Annual Base Rent and Additional Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

         (c) The worth at the time of award of the amount by which the unpaid Annual Base Rent and Additional Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

         (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom.


         The "worth at the time of award" of the amounts referred to in subparagraphs (a) and (b) hereof shall include interest at the maximum legal rate. The worth at the time of award" of the amount referred to in subparagraph
(c) hereof shall be computed by discounting such amount at the discount rate of (tie Federal Reserve Bank, of Cleveland at the time of award plus one percent (1%). Nothing herein mentioned shall affect the right of Landlord to equitable relief where such relief is appropriate. Efforts by Landlord to mitigate the damages caused by Tenant's breach of the Lease shall not constitute a waiver of Landlord's right to recover damages hereunder. Nothing in this paragraph shall affect the right of Landlord to indemnification for liability arising prior to the termination of the Lease for personal injuries or property damage.


                                  ARTICLE XXIX
                                    Notices
                                    -------



         29.1 All bills, statements, notices, demands and requests (referred to in this Lease as "notices") hereunder by either party to the other shall be in writing and shall be deemed given (if orderly delivery of the mail is not then disrupted or threatened) when deposited, registered or certified, postage prepaid, in the United States mail, addressed to the representative parties at its address set forth below, or at such different address as it shall have theretofore advised the other party in writing:

         To Landlord:       TAMPA I ASSOCIATES, LTD.
                            C/O SONGY PARTNERS LIMITED
                            95 South Federal Highway, Suite 200
                            Boca Raton, FL 33432


         With a copy to:    Florida Office Corp.
                            c/o Fortis Real Estate
                            One Chase Manhattan Plaza
                            New York, New York 10005
                            Attention: Senior Vice President, Real Estate Equity

                            AND

                            Kelley, Drye & Warren LLP
                            5 Sylvan Way
                            Parsippany, New Jersey 07054
                            Attention: Jay R. Kolmar, Esq.

         To Tenant:         AFFINITY ENTERTAINMENT, INC.
                            15310 Amberly Drive Suite 370
                            Tampa, FL 33647



         Tenant shall furnish a copy of all notices given by Landlord to any holder of any mortgage upon the Building or any interest therein upon written request from such holder giving the address to which such copies are to be sent. Landlord and each such holder shall also each have the right to have an additional copy of notices sent to such persons and addresses as either such party may designate by written notice to Tenant.

                                  ARTICLE XXX
                              Estoppel Certificate
                              --------------------

         30.1 Tenant shall, at any time and from time to time, upon not less than fifteen (15) days prior notice from Landlord, execute and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Annual Base Rent and Additional Rent have been paid, and stating whether or not to the best knowledge of the signer of such certificate Landlord is in default in the performance of any covenant, agreement, term, provision or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser or lessee of the Building hereunder, the Land or by any mortgagee or prospective mortgagee thereof, or by any prospective assignee of any mortgagee thereof. Tenant shall also execute and deliver from time to time such other similar certificates as may be required by a lender having an interest in this Lease.

                                  ARTICLE XXXI
                  Plurals and Pronouns, Successors and Assigns
                  --------------------------------------------

         31.1 The word "Tenant", wherever used in this Lease, shall be construed to mean tenants it' there shall be more than one tenant hereunder, and the necessary grammatical changes required to make all provisions hereof apply to corporations, partnerships or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

         31.2 Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns, provided that this Lease shall not inure to the benefit of any assignee, heir, legal representative, transferee or successor of Tenant except as provided in Article VII of this Lease.

                                  ARTICLE XXXII
                    Entire Agreement; Captions; Severability
                    ----------------------------------------

         32.1 This Lease shall be governed by the laws of the State of Florida. This Lease contains the entire agreement between the parties, and any executory agreement simultaneously or hereafter made shall be ineffective to amend, modify, or terminate it in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the amendment, modification, or termination is sought.



         32.2 The captions in this Lease are inserted only as a matter of convenience and for reference and in no way define limit or describe the scope of this Lease nor the intent of any provision thereof.


         32.3 Each and every covenant of this Lease is distinct and severable and if any provision of this Lease is held invalid by a court of competent jurisdiction or any governmental authority the same shall be stricken herefrom without affecting the validity of this Lease.

                                 ARTICLE XXXIII
                                   Exculpation
                                   -----------

         33.1 Tenant agrees that it shall look solely to Landlord's interest in the Land and Building for recovery in the event of any default in the performance or observance of any of the terms or conditions of this Lease and nothing in this Lease shall impose any personal liability upon Landlord, or any entity or person who at any time may in whole or in part comprise Landlord or any successor thereto, or any other person having or acquiring any rights, title or interest in the Land and/or Building, and, in the event of default upon this Lease, no deficiency or any other money judgment shall be rendered or entered against Landlord personally or any such other entity or person.


                                  ARTICLE XXXIV
                            Memorandum for Recording
                            ------------------------

         34.1 The parties hereto shall, upon the written request of either one to the other, execute a Memorandum of this Lease, for recording in the office of the Recorder of Hillsborough County, Florida in accordance which the law of the State of Florida, now or hereafter in force. When the commencement date shall have been determined, an additional such Memorandum may be similarly requested identifying the Commencement Date and the termination of the Term hereof.

                                  ARTICLE XXXV
                            Continuance of Occupancy
                            ------------------------

         35.1 It is further agreed by Landlord and Tenant that Tenant shall physically occupy the Demised Premises during the entire Term inasmuch as tenant's continued occupancy of the Demised Premises and the regular conduct of its business therein are of the utmost importance to the Landlord in the renewal of other leases in the Building, in the renting of vacant space to other tenants and in the maintenance of the character and quality of the Building. Thus, should Tenant move out of the Demised Premises prior to its lease expiration without the consent of Landlord, the Tenant shall have breached its lease obligation herein and in such case all future rents shall become immediately due and payable.

                                  ARTICLE XXXVI
                                    Brokerage
                                    ---------

         36.1 Tenant covenants and represents that it has negotiated this Lease directly solely with Landlord's agent, CB Commercial Real Estate Group, Inc. and has not acted by implication or otherwise to Authorize nor has it authorized any other real estate broker or salesman to act for it in these negotiations and agrees to defend, indemnify and hold harmless Landlord from any and all claims by any such real estate broker or salesman for a commission or finder's fee as a result of Tenant's entering into this Lease.

                                 ARTICLE XXXVII
                                    Holdover
                                    --------

         38.1 If, with Landlord's consent, Tenant holds possession of the Demised Premises after the term of this Lease, Tenant shall become a tenant from month to month upon the terms herein specified but at a monthly rental equivalent to One Hundred Seventy-Five Percent (175%) of the then prevailing rental paid by Tenant at the expiration of the term of this Lease pursuant to all the provisions hereof, payable in advance on or before the first day of each month, and Tenant shall continue in possession until such tenancy shall be terminated by Landlord or until Tenant shall have given to Landlord thirty (30) days written notice in advance of its intention to terminate such tenancy.

                                 ARTICLE XXXVIII
                                   Relocation
                                   ----------

         38.1 Landlord, upon Tenant's reasonable consent shall have the right to relocate the Demised Premises to another part of the Building in accordance with the following:


         (a) The new Demised Premises shall be substantially the same in size, dimensions, configuration, decor and nature as are the Demised Premises described in this Lease, and shall be placed in that condition by Landlord at its cost;

         (b)  The  physical   relocation  of  the  Demised   Premises  shall  be
accomplished by Landlord at its cost;


         (c) Landlord shall give Tenant at least thirty (30) days written notice of Landlord's intention to relocate the Demised Premises;

         (d) The physical relocation of the Demised Premises shall take place on a weekend and shall be completely accomplished before the Monday following the weekend in which the relocation takes place. If the physical relocation has not been completed in that time, rent shall abate in full from the time the physical relocation commences to the time it is completed:

         (e) All reasonable costs incurred by Tenant as a result of the relocation, including, without limitation, costs incurred in changing addresses on stationery, business cards, directories, advertising, and other reasonable items, shall be paid by Landlord;

         (f) Landlord shall not have the right to relocate the Demised Premises more than one time during the term;

         (g) If the relocated Demised Premises are smaller than the Demised Premises as they existed before relocation, Annual Base Rent shall be reduced pro rata; and

         (h) The parties hereto shall immediately execute an amendment to this Lease stating the relocation of the Demised Premises and the reduction of Annual Base Rent, if any.

                                  ARTICLE XXXIX
                                  Miscellaneous
                                  -------------

         39.1 The submission of this Lease for examination by Tenant does not constitute a reservation of or option for the Demised Premises, and this Lease shall become effective only upon execution and delivery thereof by Landlord and Tenant. If any term of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term shall not be affected thereby. This Lease may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom such enforcement of such change, waiver, discharge or termination is sought. Subject to Article VII, this Lease shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. All covenants and agreements of Tenant and Landlord hereunder shall be deemed to be and shall be construed as a separate and independent covenant of the party bound by or making the same and shall not be dependent on any other provision of this Lease except as specifically provided for herein.

                                   Article XLI
                               Telecommunications
                               ------------------

         40.1 Tenant and tenant's telecommunication companies, including but not limited to local exchange telecommunications companies and alternative access vendor services companies ("Telecommunications Companies") shall have no right of access to and within the lands or buildings comprising landlord's real property, for the installation and operation of telecommunications systems including but not limited to voice, video, data, and any other telecommunications services provided over wire, fiber optic, microwave, wireless, and any other transmission systems, for part or all of tenant's telecommunications within the building and from the building to any other location (hereinafter collectively referred to as "Telecommunications Systems"), without landlord's prior written consent, which except as otherwise provided in section 41.3 below, landlord may withhold in its sole and absolute discretion. Provided however, landlord hereby licenses tenant and through tenant, its Telecommunications Companies approved in advance in writing by landlord prior to the commencement of any work, the right to install, repair arid maintain tenant's Telecommunications Systems at tenant's sole cost and expense, to the extent the same are depicted on the attached schedule of plans, schematics, and specifications marked as Exhibit C.

         40.2 If at any time hereafter, tenant's Telecommunications Companies or appropriate governmental authorities relocate the point of demarcation from the location of tenant's telecommunications equipment in the tenant's telephone equipment room on tenant's floor ("Rate Demarcation Point" or "RDP"), to some other point, or in any other manner transfer any obligations of liabilities for telecommunications to the landlord or tenant, whether by operation of law or otherwise, upon landlord's election, tenant shall, at tenant's sole expense and cost: (1) within thirty (30) days after notice is first given to tenant of landlord's election, cause to be completed by an appropriate telecommunications engineering entity approved in advance in writing by landlord, all details of the Telecommunications Systems serving tenant in the building which details shall include all appropriate plans, schematics, and specifications; and (2) immediately undertake the operation, repair and maintenance of the Telecommunications Systems serving tenant in the building; and (3) effect the complete removal of all or any portion or portions of the Telecommunications Systems serving tenant in the building, upon the termination of the lease for any reason, or upon expiration of the lease.

         Prior to the commencement of any alterations, additions, or modifications to the Telecommunications Systems serving tenant in the building, except for minor changes, tenant shall first obtain landlord's prior written consent by written request accompanied by detailed plans, schematics, and specifications showing all alterations, additions and modifications to be performed, with a time schedule for completion of the work, and the identity of the entity which will perform the work, for which, except as otherwise provided in section 41.03 below, landlord may withhold consent in its sole and absolute discretion.

         40.3 Without limiting landlord's right to reasonably withhold its consent to a proposed request for access, or addition, alteration, or modification of the Telecommunications System serving tenant in the building, the withholding of such consent will be deemed reasonable if:


         (i) In the reasonable judgement of landlord, the proposed actions of the tenant and its Telecommunication Company causes new obligations to be imposed on landlord, causes any exposure of landlord to any liability of any nature or description, causes landlord's insurance premiums for the building to increase, causes landlord's insurance coverage to be imperiled, or causes liabilities for which landlord is unable to obtain insurance protection;


         (ii)  In  the   reasonable   judgment   of   landlord,   the   tenant's
Telecommunications Company is unwilling to pay reasonable monetary compensation for the use and occupation of the building for the Telecommunications System:


         (iii) In the reasonable judgment of landlord, the tenant and its Telecommunications Company would cause any work to be performed that would adversely affect the land and building or any space in the building in any manner;


         (iv)   Tenant    encumbers   or   mortgages   its   interest   in   any
telecommunications wiring of cabling, whether copper, fiber, or through any other type connectivity; or

         (v) Tenant is in default under this Lease.

         40.4 Tenant will indemnify and hold harmless landlord and its employees, agents, officers, and directors from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of any kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to the acts and omissions of tenant, tenant's officers, directors, employees, agents, contractors, subcontractors, subtenants, and invitees with respect to (1) any Telecommunications Systems serving the tenant in the building which are on, from, or affecting the land and building; (2) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any Telecommunications Systems serving the tenant in the building which are on, from, or affecting the building; (3) any lawsuit brought or threatened, settlement reached, or governmental order relating to such Telecommunications Systems; (4) any violations of laws, orders, regulations, requirements, or demands of governmental authorities, or any reasonable policies or requirements of landlord, which are based upon or in any way related to such Telecommunications Systems, including, without limitation, attorney and consultant fees, court costs, and litigation expenses. This indemnification and hold harmless agreement will survive this lease. Under no circumstances shall the landlord be required to maintain, repair or replace any building systems or any portions thereof, when such maintenance, repair or replacement is caused in whole or in part by the failure of any such system or any portions thereof, and/or the requirements of any governmental authorities. Under no circumstances shall the landlord be liable for interruption in telecommunications services to the tenant or any other entity affected, for electrical spikes or surges, or for any other cause whatsoever, whether by Act of God or otherwise, even if the same is caused by the ordinary negligence of landlord, the landlord's contractors, subcontractors, or agents of other tenants, subtenants, or their contractors, subcontractors, or agents.

                                  ARTICLE XLII
                             Right of First Refusal
                             ----------------------

         Tenant shall have a right of first refusal ("Right of First Refusal') to lease the space in the Building that is adjacent to any portion of the Demised Premises (the 'Adjacent Space"). Landlord shall notify Tenant in writing if any such Adjacent Space is available for lease and provide Tenant with ten
(10) business days notice of Tenant's right to lease any such Adjacent Space. In connection therewith, if Tenant elects to lease said Adjacent Space, then Tenant shall provide Landlord with written notice of such election within such ten (10) day period and this Lease shall be modified to include such Adjacent Space, as part of Demised Premises, and the Annual Base Rent and Additional Rent payment obligations of Tenant shall be appropriately increased to reflect the additional leased space based upon the same Annual Base Rent per square foot then currently, being charged Tenant. Landlord's obligations to provide a construction allowance shall likewise apply to the lease of such Adjacent Space except that the amount of Tenant's Allowance (i.e. Seven Dollars ($7.00)) shall be reduced by Twenty cents ($.20) per rentable square foot for each month (or portion thereof which has expired since the Commencement Date and Tenant shall be obligated to pay the difference, if any (e.g. if the Right of First Refusal is exercised in the 15th month following the Commencement Date the amount of Tenant's Allowance available on a per square foot basis shall be reduced from $7.00 to $4.00), and the Commencement Date to pay for Rent for such Adjacent Space shall be thirty (30) days following Landlord's receipt of Tenant's election notice. The term of the lease of such Adjacent Space shall run concurrent with the Term of this Lease. Failure of Tenant to exercise its first Right of First Refusal to lease shall be deemed a waiver with respect to any future offers received by Landlord. Tenant's Right of First Refusal as set forth in this Article shall in all events terminate and expire upon the expiration of the second (2nd) Lease year of the initial term of the Lease.

                                  Article XLIII
                              Right of Termination
                              --------------------


         At any time during the twelfth (12th) month of this Lease, Tenant shall have a one-time right to terminate this Lease ("Right of Termination"), effective upon the expiration of the fifteenth (15th) month of this Lease, provided however that during such twelfth (12th) month Tenant has delivered written request to Landlord to provide expansion space to Tenant ("Tenant's Expansion Notice") up to an additional fifteen thousand (15,000) rentable square feet ("Expansion Space") and states therein Tenant's election to terminate if Landlord is unable to fulfill Tenant's request for Expansion Space anywhere within the Building within ninety (90) days of such request (provided ninety
(90) day period shall exclude Landlord's obligation to complete Tenant improvements). The amount of Expansion Space requested by Tenant within Tenant's Expansion Notice shall be reduced by the amount of rentable square feet of Adjacent Space taken by Tenant and in no event shall the Expansion Space and the Adjacent Space collectively exceed fifteen thousand (15,000) rentable square feet. Tenant shall not be entitled to terminate the Lease pursuant to this subsection if Tenant has failed to exercise a Right of Termination offered by Landlord prior to the expiration of the twelfth (12th) month; Tenant is in default under any term or condition set forth in this Lease; Landlord offers the Expansion Space to Tenant anywhere within the Building by written notice to Tenant within thirty (30) days of receipt of Tenant's Expansion Notice and/or Tenant Expansion Notice of termination is not accompanied by a cash payment (which shall be a termination fee) in an amount equal to two (2) months of Annual Base Rent for the initial space and any Adjacent Space, Thirty six thousand seven hundred eighty six Dollars ($36,786) representing unamortized commission and Tenant Allowance related to the initial space and unamortized commission and Tenant Allowance related to any Adjacent Space, as determined by Landlord. The Tenant Allowance shall be amortized over a three (3) year period for purposes of this paragraph. In the event Tenant shall fail to exercise this Right of Termination or satisfy the conditions precedent to such Right of Termination as herein stated, Tenant shall be deemed to have waived its right (o terminate pursuant to this paragraph and this Lease shall remain in full force and effect. Tenant acknowledges that Landlord may offer the Expansion Space anywhere within the Building. In the event Landlord provide Expansion Space to Tenant, then this Lease shall automatically be modified to include such Expansion Space, as part of the Demised Premises, the Annual Base Rent and Additional Rent payment obligations of Tenant shall be appropriately increased to reflect the additional leased space based upon the same Annual Base Rent per square foot then currently being charged Tenant and Landlord shall return the termination fee to Tenant. Landlord's obligations to provide a construction allowance in the amount of Seven Dollars ($7.00) per rentable square foot shall likewise apply to the lease of such Expansion Space, and the Commencement Date to pay for Rent for such Adjacent Space shall be thirty (30) days following Landlord's notice to tenant of the existence of the Expansion Space. In such event the Term of the lease for the initial Demised Premises and such Expansion Space shall be extended for an additional three (3) years upon the same terms and conditions set forth in this Lease, however the Annual Base Rent shall be "Market Rent" (as hereinafter defined and calculated), however in no event shall the Market Rent be less than the Base Annual Rent for the preceding Lease Year.


                                  Article XLIV
                                 Rent Abatement
                                 --------------

         Provided Tenant is not in default under any term or condition of this Lease and further provided that Tenant has not exercised its Right of Termination as set forth in Article XLIII above, Tenant shall be entitled to two
(2) months abatement of Annual Base Rent (for the initial 5,674 rentable square feet leased and specifically excluding any Annual Base Rent attributed to the Expansion Space or the Adjacent Space) in month thirty (30) and month thirty-six
(36) of the Lease Term.

                                   ARTICLE XLV
                                 Option to Renew
                                 ---------------

         Provided Tenant is not in default under any term or condition of this Lease and further provided that Tenant has not exercised its Right of Termination as set forth in Article XLIII above, Tenant shall have the option of extending this Lease for one (1) additional term (hereinafter referred to as the "Extension Term") for two (2) years on the same terms and conditions as provided herein except that the Annual Base Rent shall be at "Market Rent". Notice of the exercise of such option shall be delivered by Tenant to Landlord, in writing, not later than one hundred and eighty (180) days prior to the expiration of the initial Term of the Lease. The term "Market Rent" shall mean the Base Annual Rent for the Demised Premises at the time in question which Landlord sets forth in a notice (hereinafter referred to as the "Market Rent Notice") to Tenant within thirty (30) days from receipt of Tenant's notice of the exercise of its option to renew. In the event that Tenant shall, in good faith, disagree with the Market Rent set forth in the Market Pent Notice established by Landlord for the Demised Premises, Tenant shall, within five (5) days after receipt of the Market Rent Notice, furnish Landlord with a written explanation in reasonable detail of the basis for Tenant's good faith disagreement, the amount which, in Tenant's good faith opinion, is the Market Rent for Extension Term ("Tenant's Notice"). If Tenant's Notice is not received by Landlord within said five (5) day period, the Market Rent shall be the Market Rent set forth in the Market Rent Notice to Tenant. If Tenant's Notice is received by Landlord with said five
(5) day period, then the Market Rent for the Demised Premises shall be established by an M.A.I. appraiser mutually selected by Landlord and Tenant. If Landlord and Tenant can not agree on an appraiser , Landlord and Tenant shall promptly apply to the local office of the American Arbitration Association for the appointment of an appraiser whose decision shall be binding on Landlord and Tenant. All fees, costs and expenses incurred in connection with obtaining the appraiser and the resulting Market Rent shall be Tenant's expense, however, Landlord and Tenant shall each bear their own attorneys' fees incurred with respect to this procedure. Notwithstanding the foregoing, in no event shall the Market Rent be less than the Base Annual Rent for the preceding Lease Year.


IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

/s/ Sondra J. Sobal                LANDLORD:
-------------------------------
                                   TAMPA I ASSOCIATES, LTD.,
-------------------------------    a Florida Limited Partnership

                                   BY:  SONGY PARTNERS LIMITED,
                                        a Florida Limited Partnership
                                        Its General Partner

                                        BY:  SPL FLORIDA, INC.,
                                             a Florida Corporation
                                             Its General Partner

                                           BY: /s/ David B. Songy
                                           Its: President David B. Songy







 /s/ Sue McCammon                  TENANT:
-------------------------------
 /s/ Tayra Ann Cox                 AFFINITY ENTERTAINMENT, INC, a
-------------------------------    Delaware corporation


                                   BY: /s/ William J. Busso
                                       -----------------------------------
                                  ITS: President
                                       -----------------------------------

                                            (CORPORATE SEAL)

                                    Landlord

STATE OF FLORIDA

COUNTY OF PALM BEACH, SS:

         The foregoing instrument was acknowledged before me this 25th day of July, 1996, by David B. Songy, as President, on behalf of said Tampa I Associates. He/She is: (x) personally known to me; or ( ) has produced ______________________________ as identification.



My Commission expires:             _____________________________________________

                                   Notary Public, State of Florida

                                   /s/ Catherina T. Engles


                                   [OFFICIAL NOTARY SEAL
                                    CATHERINA T ENGLES
                                    NOTARY PUBLIC STATE OF FLORIDA
                                    COMMISSION NO. CC259089
                                    MY COMMISSION EXP. FEB. 11, 1997]
                                   _____________________________________________
                                   Printed Name



STATE OF FLORIDA

COUNTY OF HILLSBOROUGH, SS:


         The foregoing instrument was acknowledged before me this 19th day of July, 1996, by W. Busso, as President, on behalf of said Affinity Ent., Inc. He/She is : (x) personally known to me; or ( ) has produced ____________________________________________ as identification.


My Commission expires:             _____________________________________________

                                   Notary Public, State of Florida

                                   /s/ Carolyn Sue McCammon


                                   [OFFICIAL NOTARY SEAL
                                    CAROLYN SUE MCCAMMON
                                    MY COMMISSION # CC 440005
                                    EXPIRES: April 18, 1999
                                    Bonded Thru Public Underwritters
                                   _____________________________________________
                                   Printed Name

                                    EXHIBITS
                                    --------

A.       Demised Premises

B.       Legal Description

C.       Landlord's Work

D.       Annual Base Rent

E.       Rules and Regulations

F.       Disclosure Statement

                                    EXHIBIT A
                                DEMISED PREMISES



                     [schematic plan appears on this page]

                                   EXHIBIT B
                               LEGAL DESCRIPTION
                               PalmLake, Phase I
                               -----------------

Tract "MI3" and the northwesterly 145.28 feet of Tract "MI4" of Tampa Palms Unit IB, according, to the replat recorded in Plat Book 60, Page 28 of the Public Records of Hillsborough County, Florida.

Less and except future bank sites:

         Begin at the westerly-most corner of said Tract "MI3" being the point of intersection of the northeasterly right-of-way line of Amberly Drive (a
100.00 foot wide right-of-way) and the northwesterly line of said Tract "M13"; thence N41 decrees 43'50" E, along said northwesterly line of Tract "M13", for
162.46 feet; thence S18 degrees 16'10" E, along a line being parallel to said northeasterly right-of-way line of Amberly Drive, for 326.31 feet to the point of curvature of a tangent curve concave to the West; thence southerly along the arc of said curve having for its elements a radius of 30.00 feet, a central angle of 98 degrees 28' 07", an arc length of 51.56 feet and a chord bearing and distance of 506 degrees 57' 54" W, 45.44 feet to the point of tangency; thence S50 degrees 11'57" W for 131.26 feet to a point on the arc of a non-tangent curve concave to the Southwest (a radial line bears S43 degrees 38' 16" W), said point being on the aforedescribed northeasterly right-of-way line of Amberly Drive, and along said right-of-way line the following two (2) courses: (1) thence northwesterly along the arc of said curve having for its elements a radius of 3,230.68 feet, a central angle of 01 degrees 54' 26", an arc length of
107.54 feet and a chord bearing and distance of N47 degrees 18' 57" W, 107.54 feet to the point of tangency; (2) thence N 18 degrees 16' 10" W of 229.13 feet to the POINT OF BEGINNING.

PALMLAKE PHASE ONE containing 5.87 acres, more or less.

                                    EXHIBIT C
                                 Landlord's Work
                                 ---------------

                                    EXHIBIT D
                                Annual Base Rent
                                ----------------

Security Deposit:          $ 7712.38

Base Rent:                 $ 16.50 per s.f. as described in Paragraph No. 1,

Expense Stop:              A $6.50  allowance shall be included in the Base Rent
                           for operating expenses, taxes, maintenance costs, and all other cost pass through to LESSEE. In the event operating expenses, taxes, maintenance costs, or other cost pass through exceed $6.50 they will be passed on to LESSEE for his proportionate share as defined herein.

Monthly Rent:              $ 7712.38

Sales Tax:                 Six and one-half (6-1/2%) Percent

Initial Monthly Rent with Sales Tax:          $8213.69

Adjustments:               17.00  per  rentable square foot for the second (2nd)
                           Lease year
                           17.50 per  rentable  square  foot for the third (3rd)
                           Lease year
                           Market Rent for any Extension Term provided for in Articles XLIII or XLV

                                    EXHIBIT E
                              Rules and Regulations
                              ---------------------



         1. Landlord shall have the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally, and so as not to unreasonably interfere with the business of tenants. No tenant shall invite to the premises or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, corridors, elevators and facilities of the Building by other tenants.


         2. Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge or not having a pass issued by Tenant or not property identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Landlord assumes no responsibility and shall not be liable for any damage resulting from any intentional or negligent errors or omissions of Tenants or either agents or assigns in regards to any such pass or identification, or from the admission of any unauthorized person to the Building.

         3. Tenant shall not be permitted to install vending machines or similar types of electric appliances such as coffee makers, hot plates or space heaters and no tenant shall obtain or accept for use in the premises, ice, coffee service, catering, drinking water, barbering, and boot blacking from any person not authorized by Landlord in writing to furnish such service, provided always, that the charges for such services by persons authorized by Landlord are not excessive.

         4. No awnings or other projections over or around the windows or entrances of the premises shall be installed by any tenant.

         5. Freight, furniture, business equipment, merchandise and bulky matter of any description ordinarily shall be delivered to and removed from the premises only in the freight elevator and through the service entrance and corridors, but special arrangements will be made for moving large quantities of furniture and equipment into or out of the Building. No tenant shall unreasonably obstruct entries, corridors, stairways or elevators. Food shall be transported in the elevators only in properly wrapped and sealed containers.

         6. All entrance doors in the premises shall be left locked when the premises are not in use.

         7. Canvassing, soliciting or peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same.

         8. Tenant shall not advertise the business, profession or activities of Tenant in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining thereto or use the name of the Building for any purpose other than that of the business address of Tenant.

         9. Except is may be approved in writing by Landlord, Tenant shall not attach or permit to be attached additional locks or similar devices to any door, transom or window or the premises-, change existing locks or the mechanism thereof; or make or permit to be made any Keys for any door thereof other than those provided by Landlord. (If more than two keys for one lock are desired, Landlord will provide them upon payment therefor by Tenant.)

         10. Tenant agrees that it shall not willfully do or omit to do any act or thing which shall discriminate or segregate upon the basis of race, color, sex, creed or national origin in the use and occupancy or in any subleasing or subletting of the Demised Premises.

         11. Landlord reserves the right by written notice to Tenant, to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in Landlord's reasonable judgment, it is necessary, desirable or proper for the best interest of the Building and its Tenants.

         12. Tenant shall not carry on or permit to be carried on upon said premises or any part thereof any immoral or illegal business, gambling, the selling of pools, lotteries or any business that is prohibited by law.

         13. Landlord shall provide Tenant a reasonable number of directory information strips identifying Tenant in the Building directory located on the ground floor of the Building.

         14. No signs, placards, etc. shall be attached to windows or displayed through windows on any floor other than the ground floor. Ground floor signs must be approved by Landlord and will be of a poster and stand type placed not closer than twelve inches from the outside glass.

         15. Building Standard window coverings must be used, additional window covering if desired must be installed on the inside of Building Standard window coverings.

         16. The drinking fountains, lavatories, water closets and urinals shall not be used for any purpose other than those for which they were installed.

         17. Tenant shall not allow occupancy of the Demised Premises to exceed an average of five (5) persons per one thousand (1000) square feet of rentable area.

                                    EXHIBIT F
                                   Disclosure
                                   ----------



1. AGENCY DISCLOSURE


         CB COMMERCIAL REAL ESTATE GROUP, INC. is by this document giving notice to Name of Licensee and License Status ________________________________________
that he/she/it is the agent of the TAMPA I ASSOCIATES, LTD.


2. RADON GAS - Notice to Prospective Purchaser/Tenant

         Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health unit. Pursuant to 404.056 (8), Florida Statutes.


3. COMPENSATION

         If applicable, the undersigned acknowledges that CB Commercial Real Estate Group, Inc. is being paid by the owner. Pursuant to Rule 2.13.003 (2), Florida Administrative Code.


4. The undersigned(s) acknowledges that this written notice was received before the undersigned(s) signed a contractual offer or lease agreement, in compliance with 475.25 (1) (q), Florida Statutes, and Rule 21V-10.033, Florida Administrative Code.




               /s/ William J. Busso              7/19/96
               --------------------------------  ----------
               Signature of Tenant               Date




               --------------------------------  ----------
               Signature of Agent                Date

                  NEW TENANT DIRECTORY SIGNAGE INFORMATION



                            PALMLAKE OFFICE BUILDING
                            ------------------------
                               15310 Amberly Drive
                                 Tampa, FL 33647



Directory Signage information:

Please indicate below how you want your company listed on the lobby directory, then sign and return to the management office as soon as possible:

                            CB Commercial Real Estate
                         153 10 Amberly Drive, Suite 250
                                 Tampa, FL 33647
                        (813) 979-1655 Fax (813) 975-0116



DIRECTORY SIGNAGE-Lobby: Company Name: AFFINITY ENTERTAINMENT, INC. (No Charge)
                         (Limited to 2 lines) _________________________________

                          Office/Suite #                   370
                                          _____________________________________


SIGNAGE OUTSIDE DOOR:     (Includes Office Number and the Name of Your Company).
                     Company Name: AFFINITY ENTERTAINMENT, INC.

                              __________________________________________________


                              __________________________________________________

                                 Office/Suite #               370
                                                 _______________________________

APPROVED:
---------

BY:      _______________________________________________

DATE:    _______________________________________________

Please allow four weeks for delivery and installation. Tenant will be billed after installation.

TO: PALMLAKE TENANTS

FROM: CB COMMERCIAL REAL ESTATE GROUP, INC.

RE: SECURITY CARDS

Please list the names of any employee that will require access to this building in the evening or on weekends. If the card becomes lost, misplaced or destroyed in any way, there is a $10.00 fee charged to recode the system to remove that security card number.

Any additional cards required will be $10.00 each.

Thank you for your help and cooperation.

Susan Gries
Regional Property Manager
979-1655

______________________________________________________________________


NAME OF COMPANY:  AFFINITY ENTERTAINMENT, INC.

PERSONS AUTHORIZED FOR SECURITY CARDS: (Please Print)

I wish the following employees to have 24 hour access to the building:

NAMES                              SOCIAL SECURITY NUMBERS

William J. Busso
--------------------------------------------------------------------------------

Elliot Bellen
--------------------------------------------------------------------------------

Sue McCammon
--------------------------------------------------------------------------------

Tayra Cox
--------------------------------------------------------------------------------



/s/ William J. Busso               President
------------------------------     -------------------------------------
Authorized Signature               Title


7/19/96
------------------------------
Date